SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

Permanent Portfolio Family of Funds, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April [  ], 2012

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of the Versatile Bond Portfolio (“Portfolio”), a series of Permanent Portfolio Family of Funds, Inc. (“Fund”), which will be held on Friday, May 25, 2012.

The purpose of the special meeting is for the Portfolio’s shareholders to vote on several proposals recently approved by the Fund’s Board of Directors, including the Fund’s independent directors.  As you know, the Portfolio currently operates under a fundamental investment policy that requires it to invest at least 80% of its assets in short-term corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less.  Returns on such high-quality, short-term corporate bonds have been very low for the last several years and have adversely affected the Portfolio’s performance.  Also, with the continued downgrading of credit ratings on many formerly investment grade bonds by Standard & Poor’s and other rating agencies, the pool of desirable investments for the Portfolio has been shrinking.

We believe this environment has made available many attractive, long-term investment opportunities for various types of debt securities outside of the Portfolio’s current limited investment policy and has encouraged us to consider alternative ways to build shareholder value for the Portfolio’s investors.  Although no assurances can be offered, we believe that providing the Portfolio with greater flexibility to invest in a wider range of bonds of all types and of any maturity and credit quality may allow it to better adapt to various market conditions, take advantage of additional opportunities in the bond market and thus provide better returns to shareholders over the long term.

Accordingly, shareholders of the Portfolio are being asked to approve the following proposals at the special meeting:

1.	To change the Portfolio’s investment policy to permit the Portfolio to invest at least 80% of its net assets in bonds;
2.	To change the Portfolio’s investment objective to seek to earn high current income; and
3.	To eliminate the Portfolio’s fundamental investment limitation that prohibits the Portfolio from holding more than 5% of its net assets in investments that are not readily marketable.

The Fund’s Board of Directors, including the Fund’s independent directors, unanimously recommends that you vote “FOR” each proposal.  However, before you vote, please read the full text of the enclosed Proxy Statement for an explanation of each of the proposals.

We realize that it may be difficult for you to attend the special meeting and vote your shares in person; however, we do need your vote.  You may vote your shares by mail, by telephone or online via the internet, as explained in the enclosed proxy materials.  By voting your shares promptly, you can help the Fund avoid additional mailings and administrative expense.

If you have any questions regarding the proxy materials or the voting process, please feel free to call our Shareholder Services Office, toll-free at (800) 531-5142, or our proxy solicitor, AST Fund Solutions, LLC, toll-free at (877) 283-0323.  Your participation in these matters is extremely important.  Thank you for your vote on these important proposals.

Sincerely,

[Insert PDF signature]

Michael J. Cuggino

600 Montgomery Street, Suite 4100, San Francisco, California 94111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF THE VERSATILE BOND PORTFOLIO
To be held on May 25, 2012

TO THE SHAREHOLDERS:

A special meeting of shareholders of the Versatile Bond Portfolio (“Portfolio”), a series of Permanent Portfolio Family of Funds, Inc., a Maryland corporation (“Fund”), will be held on Friday, May 25, 2012 at 11:00 A.M., Pacific Time, at the Fund’s principal executive offices, located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111, for the following purposes:

1.	To change the Portfolio’s investment policy to permit the Portfolio to invest at least 80% of its net assets in bonds;
2.	To change the Portfolio’s investment objective to seek to earn high current income;
3.	To eliminate the Portfolio’s fundamental investment limitation that prohibits the Portfolio from holding more than 5% of its net assets in investments that are not readily marketable; and
4.	To transact such other business as may properly come before the special meeting or any postponements or adjournments thereof.

Each proposal is discussed in greater detail in the attached Proxy Statement.  The Fund’s Board of Directors, including the Fund’s independent directors, unanimously recommends that shareholders vote “FOR” each proposal.

The close of business on March 30, 2012 has been fixed as the record date (“Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the special meeting or at any postponements or adjournments thereof (“Meeting”).  The stock transfer books will not be closed.  The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting.  If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as soon as possible.

The Fund will admit to the Meeting: (1) all shareholders of record of the Portfolio as of the Record Date; (2) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted legal proxies; and (4) such other persons that the Fund, in its sole discretion, may elect to admit.  All persons wishing to be admitted to the Meeting must present photo identification.  If you plan to attend the Meeting, please call our Shareholder Services Office, toll-free at (800) 531-5142.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:  This Notice, the accompanying Proxy Statement and the Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2012 are available on the Fund’s website at www.permanentportfoliofunds.com.  On this website, you will also be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

BY ORDER OF THE FUND’S BOARD OF DIRECTORS

[Insert PDF signature]

Michael J. Cuggino
President and Secretary

April [  ], 2012
San Francisco, California

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, by telephone, or online via the internet as indicated on the enclosed proxy card.  If voting by mail, you are requested to:

●	Indicate your instructions on the proxy card;
●	Date and sign the proxy card;
●	Mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
●
Allow sufficient time for the proxy card to be received by 1:00 A.M., Eastern Time, on May 25, 2012.  (However, proxies received after this date may still be voted in the event of any postponements or adjournments of the Meeting to a later date.)

If you sign, date and return the proxy card but give no voting instructions for any proposal(s), the proxies will vote FOR such proposal(s).  In order to avoid the additional expense of further solicitations, the Fund asks your cooperation in mailing your proxy card immediately.

As an alternative to voting by mail, you may vote by telephone or online via the internet, as follows:

To vote by telephone:		To vote online via the internet:
(1)	Read the Proxy Statement and have your proxy card at hand.	(1)	Read the Proxy Statement and have your proxy card at hand.
(2)	Call the toll-free number that appears on your proxy card.	(2)	Go to the website that appears on your proxy card.
(3)	Enter the control number set forth on the proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the proxy card and follow the simple instructions.

The Fund encourages you to vote by telephone or online via the internet using the control number that appears on your enclosed proxy card.  Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions regarding the proposals, the proxy materials or need assistance voting your shares, please contact AST Fund Solutions, LLC (“AST”), the Fund’s proxy solicitor, toll-free at (877) 283-0323. If the Fund does not receive your voting instructions after our original mailing, you may be contacted by our Shareholder Services office or by AST, in either case, to remind you to vote.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the Meeting.  If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS			1

PROXY STATEMENT			5

Solicitation and Revocation of Proxies			5
Outstanding Shares, Quorum and Voting Requirements			6

BACKGROUND AND SUMMARY OF PROPOSED CHANGES AND BOARD RECOMMENDATION			6

PROPOSAL	1.	TO CHANGE THE PORTFOLIO’S INVESTMENT POLICY TO PERMIT THE PORTFOLIO TO INVEST AT LEAST 80% OF ITS NET ASSETS IN BONDS	8

Vote Required and Board’s Recommendation			10

PROPOSAL	2.	TO CHANGE THE PORTFOLIO’S INVESTMENT OBJECTIVE TO SEEK TO EARN HIGH CURRENT INCOME	10

Vote Required and Board’s Recommendation			11

PROPOSAL	3.	TO ELIMINATE THE PORTFOLIO’S FUNDAMENTAL INVESTMENT LIMITATION THAT PROHIBITS THE PORTFOLIO FROM HOLDING MORE THAN 5% OF ITS NET ASSETS IN INVESTMENTS THAT ARE NOT READILY MARKETABLE	11

Vote Required and Board’s Recommendation			12

OTHER BUSINESS			12

ADDITIONAL INFORMATION			12

Check-Writing Privileges			12
Investment Adviser			12
Adjournment of Meeting			12
Submission of Shareholder Proposals			12
Shareholder Communications			13
Householding			13
Expenses of Solicitation			13

- i -

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

Enclosed is a Proxy Statement for the upcoming Special Meeting of Shareholders of the Versatile Bond Portfolio (“Portfolio”), a series of Permanent Portfolio Family of Funds, Inc. (“Fund”).  While we recommend that you carefully read the full text of the enclosed Proxy Statement, here is a brief overview of the matters to be voted on.

Question:	Why am I receiving these proxy materials?
Answer:
You are receiving these materials because on March 30, 2012 you owned shares of the Versatile Bond Portfolio, and, as a result, have a right to vote on proposals relating to the Portfolio at the Special Meeting of Shareholders of the Portfolio to be held on Friday, May 25, 2012 and at any postponements and adjournments thereof (“Meeting”).

Question:	What am I being asked to vote “FOR” in the Proxy Statement?
Answer:	As described in more detail in the enclosed Proxy Statement, shareholders of the Portfolio are being asked to approve the following proposals:
	1.	To change the Portfolio’s investment policy to permit the Portfolio to invest at least 80% of its net assets in bonds (“Proposal 1”);
	2.	To change the Portfolio’s investment objective to seek to earn high current income (“Proposal 2”); and
	3.	To eliminate the Portfolio’s fundamental investment limitation that prohibits the Portfolio from holding more than 5% of its net assets in investments that are not readily marketable (“Proposal 3”).
Question:	Why is the Fund’s Board of Directors recommending the Proposals?
Answer:
The Portfolio currently operates under a fundamental investment policy that requires it to invest at least 80% of its assets in short-term, high grade corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less.  As a result of the liquidity crisis in 2008, the fiscal and monetary responses to that crisis by the world’s governments and central banks and the subsequent economic activity over the last several years, many investors have demonstrated a lack of faith in “risk” investments and have invested more capital into U.S. Treasury securities and high-quality, short-term corporate bonds, which has resulted in historically low yields on such bonds.  This environment, combined with the continued downgrading of credit ratings on many formerly investment grade bonds by Standard & Poor’s and other rating agencies has shrunk the pool of desirable investments for the Portfolio and has made available many attractive, long-term investment opportunities for various types of debt securities outside of the Portfolio’s current limited investment policy.  This has encouraged the Fund’s investment adviser, Pacific Heights Asset Management, LLC (“Pacific Heights”), to consider alternative ways to build shareholder value for the Portfolio’s investors.  Although no assurances can be offered, Pacific Heights and the Fund’s Board of Directors believe that providing the Portfolio with greater flexibility to invest in a wider range of bonds of all types and of any maturity and credit quality may allow it to better adapt to various market conditions, take advantage of additional opportunities in the bond market and thus provide better returns to shareholders over the long term.  Please see

“Background and Summary of Proposed Changes and Board Recommendation” in the Proxy Statement for a discussion of the factors considered by the Board in approving the Proposals.
Question:	Why is the Portfolio proposing to change its fundamental investment policy? What will the change mean for the Portfolio?
Answer:
A fundamental investment policy may be changed only by vote of the Portfolio’s shareholders.  The Portfolio’s current fundamental investment policy is to invest at least 80% of the Portfolio’s assets in a diversified portfolio of short-term, high grade corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less.  Pacific Heights and the Fund’s Board of Directors believe that it is in the best interests of the Portfolio’s shareholders to replace this investment policy with a non-fundamental investment policy to, under normal market conditions, invest at least 80% of the Portfolio’s net assets in bonds, which may include debt securities of all types and of any maturity.  Pacific Heights and the Fund’s Board of Directors believe that given the events that have transpired in the bond market over the last several years, the Portfolio’s current investment policy may limit its ability to generate returns, and that by expanding the Portfolio’s investment policy and making it more flexible, the Portfolio may be better able to seek to take advantage of market opportunities, including higher rates of return and yield, wherever they may arise.

It is important to note that because the proposed investment policy will allow the Portfolio to invest in debt securities of any type, credit quality and maturity in U.S. and foreign countries, including debt securities economically tied to emerging market countries, the proposed investment policy is expected to fundamentally change the composition of the Portfolio’s investments and will likely increase the risk related to an investment in the Portfolio.  Please see Proposal 1 in the attached Proxy Statement for a discussion of the Portfolio’s proposed investment policy and strategy and attendant risks.

Question:	Why are shareholders being asked to approve the proposed change to the Portfolio’s fundamental investment objective?
Answer:
A fundamental investment objective may be changed only by vote of the Portfolio’s shareholders. The Portfolio’s current fundamental investment objective is to seek to earn “high current income, while limiting risk to principal.”  Pacific Heights and the Fund’s Board of Directors believe it is in the best interests of the Portfolio’s shareholders to replace the Portfolio’s fundamental investment objective with a non-fundamental investment objective to seek to earn “high current income,” thereby allowing the Portfolio greater flexibility to invest in a wide range of debt securities that may offer attractive investment potential.

Question:	What are the benefits of reclassifying the Portfolio’s investment policy and investment objective from fundamental to non-fundamental?
Answer:
If the Portfolio’s investment policy and investment objective are classified as non-fundamental, they may be changed in the future without shareholder approval if the Fund’s Board of Directors believes that it is in the best interests of the Portfolio’s shareholders to do so. Allowing the Fund’s Board of Directors to change the Portfolio’s investment policy and/or objective would enhance flexibility in managing the Portfolio by allowing the Portfolio to respond to potentially rapidly-changing market conditions or other circumstances in a timely manner without having to incur the delay and administrative costs of soliciting and obtaining shareholder approval. Although a non-fundamental investment policy and investment objective may be changed at any time by the Fund’s Board of Directors, in such instances, shareholders would be given at least sixty (60) days’ prior written notice of any proposed future change to this investment policy or investment objective if the Proposals are approved.
Question:
Why is the Portfolio proposing to eliminate the Portfolio’s fundamental investment limitation that prohibits the Portfolio from holding more than 5% of its net assets in investments that are not readily marketable?

Answer:
The Portfolio’s current fundamental investment limitation prohibits the Portfolio from holding more than 5% of its net assets in investments that are not readily marketable (i.e., illiquid securities).  This limitation is not required by law and is, in fact, more restrictive than current regulations require.  Pacific Heights and the Fund’s Board of Directors believe that it is in the best interests of the Portfolio’s shareholders to eliminate this fundamental investment limitation in order to provide the Portfolio with increased flexibility to invest in debt securities that have attractive risk return characteristics, but may be more thinly traded.  If this restriction is eliminated, the Portfolio would remain subject to the limitations of the Investment Company Act of 1940, as amended, and any rules and staff interpretations of the Securities and Exchange Commission (“SEC”) on an open-end mutual fund’s ability to invest in illiquid securities.  The SEC’s interpretations currently prohibit a mutual fund like the Portfolio from investing more than 15% of its net assets in illiquid securities, including securities that are not readily marketable.  Pacific Heights has stated that it does not currently intend to invest more than 5% of the Portfolio’s net assets, measured at the time of the investment, in illiquid securities after the elimination of this restriction.

Question:	Will shareholders continue to have check-writing privileges in the Portfolio?
Answer:
If the Proposals are approved, beginning August 1, 2012, shareholders will no longer have check-writing privileges in the Portfolio.  There are no other changes to existing shareholder account services and privileges as outlined in the Fund’s Prospectus that are being made as a result of the Proposals described in this Proxy Statement.

Question:	Will the Portfolio continue to pay annual dividends?
Answer:	The proposed changes will not affect the Portfolio’s schedule for the payment of dividends and distributions.
Question:	If the Proposals are approved, when will they be implemented?
Answer:
If the Proposals are approved, they will take effect on or about May 30, 2012.  With respect to Proposal 1, Pacific Heights anticipates that there will be a gradual change in the composition of the Portfolio’s investments as the Portfolio implements its revised investment policy.  There is no timetable for the completion of this process.

Question:	What happens if one or more of the Proposals is not approved by shareholders?
Answer:	Proposal 1 will be implemented, if approved. The implementation of Proposal 2 is conditioned on the approval of Proposal 1. Therefore, if Proposal 1 is not approved by shareholders, Proposal 2 will not be implemented even if it is approved. The implementation of Proposal 3 is not conditioned upon the approval of any other Proposal and will be implemented, if approved. While the Portfolio may benefit from implementing any of the Proposals, Pacific Heights and the Fund’s Board of Directors believe that, to the extent that not all of the Proposals are approved and implemented, the Portfolio’s ability to deliver better returns for its shareholders over the long term may be more constrained than if all of the Proposals are approved. The Fund’s Board of Directors recommends that shareholders vote “FOR” all of the Proposals.
Question:	Is the Portfolio paying for the preparation, printing and mailing of the Proxy Statement?
Answer:	No, these costs will be borne by Pacific Heights, whether or not the Proposals are successful.
Question:	How can I vote my shares?
Answer:
Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  As an alternative to voting the proxy card by mail, you may vote by telephone, online via the internet or in person.  To vote by telephone, please call the toll-free number listed on the proxy card.  To vote online via the internet, please access the website listed on the proxy card.  Please note that to vote by telephone or online via the internet, you will need the unique “control” number that appears on the enclosed proxy card.  If you will be attending the Meeting, please let us know by calling our Shareholder Services Office, toll-free at (800) 531-5142.  You will be required to provide valid identification in order to gain admission to the Meeting.  If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

It is important that you vote your proxy promptly.  If you have any questions regarding the Proposals, the proxy materials or how to vote your shares, please call our Shareholder Services Office, toll-free at (800) 531-5142, or our proxy solicitor, AST, toll-free at (877) 283-0323.  If the Fund does not receive your voting instructions after our original mailing, you may be contacted by our Shareholder Services office or by AST, in either case, to remind you to vote.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
600 Montgomery Street, Suite 4100, San Francisco, California 94111

PROXY STATEMENT
Special Meeting of Shareholders
To be held on May 25, 2012

This Proxy Statement is furnished to the shareholders of the Versatile Bond Portfolio (“Portfolio”), a series of Permanent Portfolio Family of Funds, Inc. (“Fund”), in connection with the solicitation of proxies by the Fund’s Board of Directors (“Board of Directors,” or “Board”) for use at the Fund’s special meeting of shareholders to be held Friday, May 25, 2012 at 11:00 A.M., Pacific Time, at the Fund’s principal executive offices, located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111, and at any postponements or adjournments thereof (“Meeting”).

Solicitation and Revocation of Proxies

The proxy may be revoked by a shareholder at any time prior to its use at the Meeting by submitting a letter of revocation showing your name and account number or a properly executed, later-dated proxy card delivered to Michael J. Cuggino, Secretary, Permanent Portfolio Family of Funds, Inc., 600 Montgomery Street, Suite 4100, San Francisco, California 94111, or delivered to him at the Meeting.  If you hold your shares in street name, please contact you broker, bank or other nominee if you wish to revoke your proxy.  If you date, sign and return the proxy but give no voting instructions, your shares will be voted in favor of the proposals set forth in the preceding notice and described in this Proxy Statement. Proxies will also vote in their discretion upon such other matters as may properly come before the Meeting.

The Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2012, including its financial statements contained therein, has previously been mailed to shareholders.  Shareholders may request, without charge, additional copies of the Fund’s Annual Report to Shareholders and its most recent Semi-Annual Report to Shareholders preceding such annual report by calling the Shareholder Services Office, toll-free at (800) 531-5142, or by writing to the Shareholder Services Office, 130 South Brune Street, Bartlett, Texas 76511.  Copies of the Annual and Semi-Annual Reports to Shareholders of the Fund are also available on the Fund’s website at www.permanentportfolio.com and on the Electronic Data Gathering and Retrieval System (EDGAR) database on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.

The approximate mailing date of this Proxy Statement and the form of proxy card will be [           ], 2012.

Outstanding Shares, Quorum and Voting Requirements

Only shareholders of record at the close of business on March 30, 2012 (“Record Date”) are entitled to receive notice of and to vote at the Meeting.  As of the Record Date, there were outstanding a total of [ ] shares of the Portfolio’s common stock, $.001 par value, all of one class.  As of the Record Date, the following persons are known by the Fund to own beneficially more than 5% of the outstanding common stock of the Portfolio:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Pacific Heights Asset Management, LLC 600 Montgomery Street Suite 4100 San Francisco, CA 94111

Each share of common stock is entitled to one vote.  The presence, in person or by proxy, at the Meeting of shareholders entitled to cast one-third of the votes is required for a quorum.  Each proposal must be approved by the affirmative vote of the lesser of: (a) 67% of the Portfolio’s shares present at the Meeting, if the holders of more than 50% of the Portfolio’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Portfolio’s outstanding shares.  Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees as to which: (i) instructions have not been received from the beneficial owner or persons entitled to vote; and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will have the effect of a vote against a proposal.

Please note that Pacific Heights Asset Management, LLC (“Pacific Heights”), the investment adviser to the Fund and the Portfolio, owns a significant portion of the outstanding shares of the Portfolio as shown above.  Mr. Cuggino, President, Secretary and a director of the Fund, is also the sole member, manager, President and Chief Executive Officer of Pacific Heights.  Pacific Heights intends to vote its shares of the Portfolio in favor of all the proposals.  As of the Record Date, the other officers and directors of the Portfolio own in the aggregate less than 1% of the outstanding shares of the Portfolio.

BACKGROUND AND SUMMARY OF PROPOSED CHANGES
AND BOARD RECOMMENDATION

The Portfolio operates under a fundamental investment policy that requires it to invest at least 80% of its assets in short-term, high grade corporate bonds rated “A” or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), with a remaining maturity of twenty-four months or less.  Returns on these high-quality, short-term bonds have been very low over the last several years and have adversely affected the Portfolio’s performance.  Over the last several months, Pacific Heights, with the Board’s approval, has considered ways to enhance shareholder value for the Portfolio’s investors.  Shareholders of the Portfolio are being asked to approve the following proposals:

1.	To change the Portfolio’s investment policy to permit the Portfolio to invest at least 80% of its net assets in bonds (“Proposal 1”);
2.	To change the Portfolio’s investment objective to seek to earn high current income (“Proposal 2”); and

3.	To eliminate the Portfolio’s fundamental investment limitation that prohibits the Portfolio from holding more than 5% of its net assets in investments that are not readily marketable (“Proposal 3”).

The Board of Directors approved, with implementation subject to shareholder approval, the proposed changes at a meeting held on March 9, 2012.  In reviewing the proposed changes being submitted to shareholders, the Board reviewed materials provided by Pacific Heights describing the proposed investment policy and investment objective, the types of investments the Portfolio may make, and the risk and return characteristics of those investments and related matters.

The Board considered that the current, low interest rate environment, particularly for high-quality, short-term corporate bonds, had adversely affected the Portfolio’s performance for a number of years.  The Board further observed that the credit ratings of many investment grade corporate bonds have been downgraded in recent years and that others may be downgraded in the future.  Pacific Heights reported that such downgrades had resulted in a shrinking pool of bonds in which the Portfolio may invest.  Pacific Heights further reported that because the Portfolio is permitted to invest only in short-term bonds rated “A” or higher by Standard & Poor’s, in the current market environment, the Portfolio is limited in its ability to generate better returns for shareholders.  The Board concurred with Pacific Heights’ opinion that, in the current market environment, the Portfolio’s investment policy may limit its ability to generate returns and that expanding the investment policy would provide the Portfolio with the flexibility to seek to take advantage of market opportunities where they may arise.  In this connection, the Board also concurred with Pacific Heights’ opinion that changing the Portfolio’s investment objective to allow the Portfolio to simply seek “high current income” would provide the Portfolio greater flexibility to invest in a wide range of debt securities that may offer attractive investment potential.

The Board took into account the potential risks associated with effecting the Proposals. The Board noted that the proposed change to the Portfolio’s investment policy would greatly expand the pool of debt securities in which the Portfolio may invest.  The Board considered that if Proposal 1 is implemented, the Portfolio’s risk profile could change materially and the Portfolio could be exposed to the significantly greater risks associated with investments in below investment grade securities and foreign markets, including emerging market countries.  In this regard, the Board considered the potential for better returns for shareholders over the long term in the context of the potential greater risks to the Portfolio’s shareholders and greater volatility in the Portfolio’s performance that may result from implementing the proposed changes.

The Board also considered that some of the debt securities in which the Portfolio may invest may be considered illiquid securities (i.e., securities that are not readily marketable).  Pacific Heights stated that while it did not currently intend to invest more than 5% of the Portfolio’s net assets in illiquid securities, it believed that permitting the Portfolio to invest a greater percentage of its net assets in illiquid securities could give the Portfolio increased flexibility to select securities that have attractive risk return characteristics, but that may be more thinly traded.  The Board observed that if this restriction is eliminated, the Portfolio would remain subject to the limitations of the Investment Company Act of 1940, as amended (“1940 Act”), and any rules and staff interpretations of the SEC regarding an open-end mutual fund’s ability to invest in illiquid securities, which currently prohibit a mutual fund from investing more than 15% of its net assets in illiquid securities, including securities that are not readily marketable.

The Board considered that over the last three years the Portfolio’s assets had steadily declined from slightly over $18 million to approximately $12.5 million as of January 31, 2012.  The Board also considered Pacific Heights’ belief that under current and foreseeable market conditions, the Portfolio may experience further outflows if it maintained its current investment policy given expected low yields on the types of bonds the Portfolio currently invests in, and the Portfolio’s size would likely remain stagnant or decline.  The Board considered Pacific Heights’ belief that the Portfolio’s proposed investment policy could be more attractive to investors than the Portfolio’s current investment policy and that, as a result, the Portfolio’s rates of return and assets under management might increase.  In this regard, the Board also noted that better investment performance could attract additional investors to the Portfolio and that economies of scale could be achieved as the Portfolio could take advantage of investment opportunities only open to larger pools of assets and expenses could be spread over a larger asset base.

After careful consideration, the Board concurred with Pacific Heights’ belief that implementing the proposed changes would give the Portfolio the opportunity to deliver better returns for its shareholders over the long term, although the Board agreed that there could be no assurance that the Portfolio would achieve this goal.  After considering the impact on the investment strategy, on the recommendation of Pacific Heights, the Board determined to condition the implementation of Proposal 2 on shareholder approval of Proposal 1.  The Board further concluded, based on the recommendation of Pacific Heights, that Proposal 3 should be implemented, if approved, regardless of whether the other Proposals are approved and implemented.  The Board and Pacific Heights acknowledged that, while the Portfolio may benefit from implementing any of the Proposals, to the extent that not all of the Proposals are approved and implemented, the Portfolio’s ability to deliver better returns for its shareholders over the long term may be more constrained than if all of the Proposals were approved.  The Board concurred with Pacific Heights’ opinion that the Portfolio would be in the best position to deliver better returns for its shareholders over the long term if all of the Proposals were approved.

This summary does not contain all of the information shareholders need to know about the Proposals.  Please read each Proposal in its entirety.  Proposal 1 contains a description of the Portfolio’s proposed investment policy and strategy and the attendant risks.

PROPOSAL 1.  TO CHANGE THE PORTFOLIO’S INVESTMENT POLICY TO PERMIT THE PORTFOLIO TO INVEST AT LEAST 80% OF ITS NET ASSETS IN BONDS

Shareholders of the Portfolio are being asked to approve a change to the Portfolio’s investment objective as set out in the chart below.

Current Fundamental Investment Policy	Proposed Non-Fundamental Investment Policy
Invests at least 80% of its assets in a diversified portfolio of short-term corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less.	Under normal market conditions, invests at least 80% of its net assets in bonds.

For the reasons described in “Background and Summary of Proposed Changes and Board Recommendation,” the Board believes that it is in the best interests of the Portfolio’s shareholders to replace its current fundamental investment policy with a non-fundamental investment policy to, under normal market conditions, invest at least 80% of the Portfolio’s net assets in bonds, which may include debt securities of all types and of any maturity.  For purposes of this policy, “net assets” means net assets of the Portfolio, plus the amount of any borrowings for investment purposes.

The Portfolio’s current investment policy is fundamental, which means that any changes to it are subject to shareholder approval.  A vote in favor of the Proposal also constitutes a vote in favor of making the Portfolio’s investment policy a non-fundamental policy of the Portfolio.  The Board may make changes to a non-fundamental investment policy without shareholder approval, but will provide at least sixty (60) days’ prior written notice to shareholders of any proposed future changes.  Changing the

Portfolio’s investment policy to a non-fundamental policy of the Portfolio would enhance flexibility in managing the Portfolio by allowing it to respond to potentially rapidly-changing market conditions or other circumstances in a timely manner without having to incur the delay and administrative costs of soliciting and obtaining shareholder approval.

If shareholders approve the proposed non-fundamental investment policy, the Portfolio would be able to invest in debt securities of all types and of any maturity, including but not limited to:

●	obligations of U.S. and non-U.S. issuers, including corporate bonds, convertible securities, preferred stock and commercial paper;
●	securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. government securities”);
●	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises (“foreign government obligations”);
●	obligations of supranational entities;
●	bank obligations, including certificates of deposit, fixed time deposits, bank notes, and bankers’ acceptances; and
●	repurchase agreements.

The Portfolio would be able to invest in bonds with a range of maturities from short- to long-term and would not attempt to maintain any pre-set average portfolio maturity or duration.  The Portfolio’s duration would vary, depending on Pacific Heights’ forecast of interest rates and its assessment of market risks generally.  Duration is a measure of a security’s price sensitivity to changes in prevailing interest rates.  Generally, the longer a security’s duration, the more sensitive it will be to changes in interest rates.  The Portfolio’s investments could have fixed or variable principal payments and any type of interest rate payment and reset terms (including fixed, floating, variable and inverse floating rates, zero coupon, contingent, deferred, stripped and payment in-kind or auction rate features).

The Portfolio would be able to invest in bonds issued by non-U.S. issuers, including obligations that are tied economically to emerging (less developed) market countries.  Such bonds could be denominated in U.S. dollars as well as foreign currencies, and, while the Portfolio would be able to enter into forward currency contracts and currency futures contracts to hedge foreign currency risks, it would not be obligated to do so.  Generally, the Portfolio would not hedge against foreign currency risks.

The Portfolio would be able to invest in both “investment grade” and “below investment grade” bonds (commonly known as “high yield” or “junk” bonds).  Investment grade bonds are debt securities that are rated in the top four rating categories by Standard & Poor’s, or rated similarly by another independent rating agency such as Moody’s Investors Service, Inc. (“Moody’s) or Fitch, Inc. (“Fitch”), or if unrated, determined by Pacific Heights to be of comparable quality.  The Portfolio would be able to invest up to 50% of its net assets in bonds that are rated below investment grade (i.e., bonds rated below BBB/Baa by Standard & Poor’s, Moody’s and Fitch, or if unrated, determined by Pacific Heights to be of comparable quality) at the time of investment.  Such bonds and unrated securities of similar credit quality may provide higher returns than investment grade bonds, but are subject to greater levels of credit, liquidity and interest rate risks.

Pacific Heights would manage the Portfolio’s net assets based upon its assessment of market, economic and other conditions.  Pacific Heights would consider various factors, including the financial condition, credit quality and credit risk of the issuer, the relative yield of the security and other security-specific features, current and potential future valuation and liquidity, economic and political risks of the country of the issuer, currency exchange rates, the security’s impact on the overall risk return characteristics of the Portfolio and other factors.  If shareholders approve the Proposal, the Portfolio’s risk profile could vary significantly over time.

When Pacific Heights believes market or economic conditions are unfavorable, it would be able to invest up to 100% of the Portfolio’s assets in a temporary, defensive manner by holding cash, cash equivalents or other high-quality, short-term investments.  Pacific Heights also could invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate assets on the Portfolio’s books in connection with forward currency or currency futures positions.  In these circumstances, it would be more difficult for the Portfolio to achieve its investment objective.

If shareholders approve the Proposal, the proposed investment policy is expected to fundamentally change the nature and risk profile of the Portfolio.  The Portfolio would have a much broader investment policy that would allow it to invest in debt securities of any type, credit quality and maturity in U.S. and foreign countries, including debt securities economically tied to emerging market countries.  The broader investment policy will likely subject the Portfolio to greater risk.  If Proposal 1 is approved and implemented, the principal risks of investing in the Portfolio are expected to include market risk, interest rate risk, United States credit rating downgrade risk, credit risk, income risk, prepayment and extension risk, high-yield risk, risks of investing in foreign and emerging markets, risks of investing in foreign government and supranational organization obligations, currency risk, liquidity risk, hedging risk, inflation risk and securities selection risk.  Please see “Appendix A—Portfolio Investments and Related Risks” for a discussion of the risks associated with the proposed investment policy as well as a description of some of the securities in which the Portfolio may invest.

Vote Required and Board’s Recommendation

The Portfolio’s fundamental investment policy may only be changed with the affirmative vote of the lesser of: (a) 67% of the Portfolio’s shares present at the Meeting, if the holders of more than 50% of the Portfolio’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Portfolio’s outstanding shares.

THE BOARD OF DIRECTORS, INCLUDING THE FUND’S INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1

PROPOSAL 2.  TO CHANGE THE PORTFOLIO’S INVESTMENT OBJECTIVE TO SEEK TO EARN HIGH CURRENT INCOME

Shareholders of the Portfolio are being asked to approve a change to the Portfolio’s investment objective as set out in the chart below.

Current Fundamental Investment Objective	Proposed Non-Fundamental Investment Objective
Seeks to earn high current income, while limiting risk to principal.	Seeks to earn high current income.

For the reasons described in “Background and Summary of Proposed Changes and Board Recommendation,” the Board believes that it is in the best interests of the Portfolio’s shareholders to replace the Portfolio’s fundamental investment objective with a non-fundamental investment objective to seek to earn high current income.  The Board believes that implementation of Proposal 2 will make it easier to implement the changes to the investment policy proposed in Proposal 1.

The Portfolio’s current investment objective is fundamental, which means that any changes to it are subject to shareholder approval.  A vote in favor of the Proposal also constitutes a vote in favor of making the Portfolio’s investment objective a non-fundamental policy of the Portfolio.  The Board may make changes to a non-fundamental investment objective without shareholder approval, but will provide at least sixty (60) days’ prior written notice to shareholders of any proposed future changes.  Changing the Portfolio’s investment objective to a non-fundamental policy of the Portfolio would enhance flexibility in managing the Portfolio by allowing it to respond to potentially rapidly-changing market conditions or other circumstances in a timely manner without having to incur the delay and administrative costs of soliciting and obtaining shareholder approval.

The implementation of Proposal 2 is conditioned upon the approval of Proposal 1 by shareholders.  Therefore, if Proposal 1 is not approved by shareholders, Proposal 2 will not be implemented even if it is approved by shareholders.

Vote Required and Board’s Recommendation

The Portfolio’s fundamental investment objective may only be changed with the affirmative vote of the lesser of: (a) 67% of the Portfolio’s shares present at the Meeting, if the holders of more than 50% of the Portfolio’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Portfolio’s outstanding shares.

THE BOARD OF DIRECTORS, INCLUDING THE FUND’S INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2

PROPOSAL 3.  TO ELIMINATE THE PORTFOLIO’S FUNDAMENTAL INVESTMENT LIMITATION THAT PROHIBITS THE PORTFOLIO FROM HOLDING MORE THAN 5% OF ITS NET ASSETS IN INVESTMENTS THAT ARE NOT READILY MARKETABLE

The Portfolio’s current fundamental investment limitation prohibits the Portfolio from holding more than 5% of its net assets in investments that are not readily marketable (i.e., illiquid securities).  “Illiquid securities” are securities that cannot be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and may include, among others, unregistered or other restricted securities, such as Rule 144A securities and repurchase agreements maturing in more than seven (7) days.  An illiquid investment may be difficult to purchase, sell or value and the Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments.

For the reasons described in “Background and Summary of Proposed Changes and Board Recommendation,” the Board believes that it is in the best interests of the Portfolio’s shareholders to eliminate this fundamental investment limitation.  If this restriction is eliminated, the Portfolio would remain subject to the limitations of the 1940 Act, and any rules and staff interpretations of the SEC regarding an open-end mutual fund’s ability to invest in illiquid securities, which currently prohibit a mutual fund from investing more than 15% of its net assets in illiquid securities, including securities that are not readily marketable.  Pacific Heights does not currently intend to invest more than 5% of the

Portfolio’s net assets, measured at the time of the investment, in illiquid securities as a result of the elimination of this restriction.

Vote Required and Board’s Recommendation

The Portfolio’s fundamental investment limitation may only be changed with the affirmative vote of the lesser of: (a) 67% of the Portfolio’s shares present at the Meeting, if the holders of more than 50% of the Portfolio’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Portfolio’s outstanding shares.

THE BOARD OF DIRECTORS, INCLUDING THE FUND’S INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3

OTHER BUSINESS

The Board of Directors knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement.  Should any other business properly come before the Meeting, it is intended that the persons named in the accompanying form of proxy will vote on the same in accordance with their best judgment on such matters.

ADDITIONAL INFORMATION

Check-Writing Privileges
If the Proposals described in this Proxy Statement are approved, beginning August 1, 2012, shareholders will no longer have check-writing privileges in the Portfolio.  There are no other changes to existing shareholder account services and privileges as outlined in the Fund’s Prospectus that are being made as a result of the Proposals described in this Proxy Statement.

Investment Adviser
Pacific Heights serves as the investment adviser to the Fund.  Pacific Heights also provides day-to-day administration of the Fund’s activities.  Pacific Heights’ principal executive office is located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111.

Adjournment of Meeting
In the event that sufficient votes in favor of any Proposal, as set forth in the Notice of Special Meeting of Shareholders, are not received by the time scheduled for the Meeting, the chairman of the Meeting or the holders of a majority of shares entitled to vote at the Meeting, present in person or represented by proxy, may adjourn the Meeting to permit further solicitation of proxies for the Proposals.  A shareholder vote may be taken for one or more Proposals prior to any adjournment if sufficient votes have been received for approval.

Submission of Shareholder Proposals
The Fund does not hold regular annual meetings of shareholders.  As a general matter, the Fund does not intend to hold future regular meetings of its shareholders unless required by the 1940 Act.  Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Fund should send such proposals to the principal executive office of the Fund, Attention of the Secretary, 600 Montgomery Street, Suite 4100, San Francisco, California 94111.  In order to be included in a fund’s proxy statement for consideration at a meeting of a fund’s shareholders, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the fund a reasonable time before a solicitation is made.

To be considered at a shareholder meeting without inclusion in the Fund’s proxy statement, a shareholder’s notice of proposal must be delivered to or mailed and received at the principal executive office of the Fund, Attention of the Secretary, 600 Montgomery Street, Suite 4100, San Francisco, California 94111, not less than ninety (90) days prior to the meeting; provided, however, that in the event that less than one hundred (100) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement or considered at a shareholder meeting.

Shareholder Communications
Shareholders who want to communicate with the Board or any individual Board member should write the Fund, Attention of the Secretary, 600 Montgomery Street, Suite 4100, San Francisco, California 94111.  The letter should indicate in which Portfolio of the Fund you hold shares and the number of shares held.  If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member.  If a communication does not indicate a specific Board member, it will be sent to the Lead Independent Director for further distribution as deemed appropriate by such person.

Householding
           In order to reduce the volume of mail that the Fund sends to a household, only one Annual or Semi-Annual Report to Shareholders or Proxy Statement may be delivered to two or more shareholders who are members of the same family and share the same address of record, unless the Fund has received instructions to the contrary.  To request individual copies of an Annual or Semi-Annual Report to Shareholders, or this Proxy Statement, shareholders should contact U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent at (800) 341-8900, or write to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.  Shareholders who own shares of the Fund through a financial intermediary may also contact their financial intermediary with such a request.

Expenses of Solicitation
The cost of this solicitation, including the preparation, printing and mailing of these proxy materials, will borne by Pacific Heights.  In addition to solicitations through the mail, proxies may be solicited by telephone, electronic communications, personal contact or otherwise, by officers of the Fund without additional compensation.  Pacific Heights has retained AST Fund Solutions, LLC, 110 Wall Street, Fifth Floor, New York, New York 10005, to assist in the solicitation of proxies, at a cost of approximately $7,000 (plus reimbursement of out-of-pocket expenses).  Such solicitation will primarily be by mail and telephone.  Brokers, custodians, nominees and fiduciaries will be reimbursed for the reasonable out-of-pocket expenses incurred by them in forwarding solicitation material to the beneficial owners of shares held of record by such persons.

BY ORDER OF THE FUND’S BOARD OF DIRECTORS

[Insert PDF signature]

Michael J. Cuggino
President and Secretary

[           ], 2012

YOU ARE URGED TO DATE, SIGN, COMPLETE
AND RETURN YOUR PROXY IMMEDIATELY

Appendix A

PORTFOLIO INVESTMENTS AND RELATED RISKS

Portfolio investments

The following investment terms are used to describe some of the securities in which the Versatile Bond Portfolio would be able to invest if Proposal 1 is approved by shareholders:

●
Corporate bonds — obligations issued by U.S. and foreign corporations and other business entities. Corporate bonds may be either secured or unsecured. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved.

●
U.S. government securities — securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds and securities issued or guaranteed by U.S. government-sponsored enterprises or federal agencies, which have different levels of credit support. These securities include securities backed by the full-faith-and-credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself.

●
Foreign government obligations — obligations issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in developed or emerging market countries; government owned, controlled or sponsored enterprises located in developed or emerging market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

●
Obligations of supranational entities — a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include those issued by entities such as the International Monetary Fund, World Bank, Import/Export Bank, Asia Development Bank, European Investment Bank and the European Economic Community.

●
Convertible securities — securities that pay interest or dividends and are convertible into or exchangeable for common stock or other equity securities of the same or a different issuer at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature.

●	Commercial paper — short term debt securities often issued by corporate issuers and used for financing current operations.
●
Bank obligations — obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit, fixed time deposits, bank notes and bankers’ acceptances.

●
Variable, floating rate and inverse floating rate securities — variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. The interest rate on an inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.
●
Inflation-indexed bonds — generally are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than certain inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

●
Zero-coupon securities — a zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

●
Preferred stock — securities representing an equity ownership interest in a corporate issuer, but generally entitling the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company.

●
Repurchase agreements — an agreement by a buyer to purchase securities from a bank, or a registered securities dealer, with an agreement by the seller to repurchase the security at an agreed price within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of the Portfolio’s net assets would be so invested.

●
Illiquid securities — the Portfolio may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale), may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid. Certain illiquid securities may require pricing at fair value as determined in good faith under fair value policies approved by the Fund’s Board of Directors.

●
Forward and futures contracts — a forward currency contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A currency futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of a specified currency, at a specified price at a specified later date that trade on an exchange. When used for hedging purposes, such contracts are used to attempt to protect against possible declines in a currency’s value where a security held or to be purchased by the Portfolio is denominated in that currency.

Investment Risks

An investment in the Versatile Bond Portfolio is not guaranteed; you may lose money by investing in the Portfolio. The principal risks of investing in the Portfolio if Proposal 1 is approved by shareholders would include:

●
Market risk — the value of the Portfolio’s assets will fluctuate as the bond market fluctuates. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio, or less than it was worth at an earlier time. Debt securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The recent financial crisis has also caused a significant decline in the value and liquidity of many securities and investments. In response to the crisis, the U.S. and foreign governments, and the Federal Reserve and certain foreign central banks, have taken, and may continue to take, steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain investments. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of this legislation on the markets, and the practical implications for market participants, may not be fully known for some time. Such recent events have resulted in debt securities experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default.

●
Interest rate risk — changes in interest rates will affect the value of the Portfolio’s investments. Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer the Portfolio’s average weighted portfolio duration, the greater the impact a change in interest rates will have on its net asset value.

●
United States credit rating downgrade risk — on August 5, 2011, Standard & Poor’s lowered its long-term sovereign credit rating on U.S. federal government debt to “AA+” from “AAA.” The downgrade by Standard & Poor’s has increased volatility in both the stock and bond markets, and could result in higher interest rates and U.S. Treasury yields, and increase the costs of all kinds of debt. These events could have significant adverse affects on the overall economy and the prices of U.S. Treasury securities.

●
Credit risk — an issuer or guarantor of debt securities, or the counterparty to an investment contract or repurchase agreement, may be unable or unwilling to pay principal and interest when due, or otherwise honor its obligations, or the value of the security will suffer because investors believe the issuer or guarantor is less able to make required principal and interest payments. This is broadly gauged by the credit ratings, if available, of the debt securities in which the Portfolio invests. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and repayment of principal.

●
Income risk — because the Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or if the Portfolio experiences defaults on debt securities it holds. The Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

●
Prepayment and extension risk — the Portfolio’s performance could be affected if unexpected interest rate changes cause these securities to be paid off earlier or later than expected, shortening or lengthening their duration. Floating rate securities can be less sensitive to prepayment risk.

●
High-yield risk — high-yield bonds are subject to greater levels of credit and liquidity risks. High yield bonds are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high-yield bonds fluctuate more than higher quality securities. High-yield bonds are generally less liquid than higher quality securities. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Portfolio’s ability to sell securities in response to specific economic events or to meet redemption requests.

●
Risks of investing in foreign and emerging markets — investments in foreign securities involve risks that are in addition to the risks associated with investing in U.S. securities. The risks of investing in securities of foreign issuers can include, among others, unfavorable differences in liquidity and volatility, trading and regulation, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, political and economic instability, foreign currency exchange controls and foreign taxation issues, the risk of expropriation of assets or nationalization of a company or industry by foreign governments, and currency risk (i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment). Foreign securities may be less liquid and more difficult to value than securities of U.S. issuers. Investing in emerging (less developed) markets may involve higher levels of each of these risks.

●
Risks of investing in foreign government and supranational organization obligations — no established secondary markets may exist for many foreign government and supranational organization obligations. By investing in foreign government obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. The Portfolio may have limited legal recourse in the event of a default with respect to foreign government and supranational organization debt obligations it holds. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supranational organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

●
Currency risk — foreign debt securities may be issued and traded in foreign currencies. Revenue from such securities also will be denominated in foreign currencies. The market values in U.S. dollars of foreign debt securities and income from debt securities denominated in foreign currencies may be adversely affected by reductions in the value of those currencies relative to the U.S. dollar.

●
Liquidity risk — certain of the Portfolio’s investments may be illiquid. An investment may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. An illiquid investment may be difficult to purchase, sell or value and the Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments.

●
Hedging risk — forward currency contracts and currency futures contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Portfolio’s assets increases because of currency fluctuations. In addition, hedging may increase the

Portfolio’s expenses. There is a risk that these contracts intended as a hedge may not perform as intended, in which case the Portfolio may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. Use of these contracts also could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency.
●
Inflation risk — the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in bonds with longer maturities.

●	Security selection risk — securities selected for the Portfolio may perform differently than expected.

PROXY CARD FOR Versatile Bond Portfolio, a series of Permanent Portfolio Family of Funds, Inc. Proxy for a Special Meeting of Shareholders – Friday, May 25, 2012

The undersigned Shareholder(s) of Versatile Bond Portfolio, a series of Permanent Portfolio Family of Funds, Inc. (“Fund”), hereby appoint(s) Michael J. Cuggino and James H. Andrews (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders (“Special Meeting”) of the Versatile Bond Portfolio, to be held on Friday, May 25, 2012 at 11:00 A.M., Pacific Time, at the Fund’s principal executive offices, located at 600 Montgomery Street, Suite 4100, San Francisco, California 94111, and at any postponements or adjournments thereof, to vote all of the shares of Versatile Bond Portfolio that the signer(s) would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about these proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at (877) 283-0323.  Representatives are available Monday through Friday, 9:00 A.M. to 10:00 P.M., Eastern Time.

Important Notice Regarding the Availability of proxy materials for this Special Meeting of Shareholders to be Held on Friday, May 25, 2012: The Proxy Statement for this Special Meeting of Shareholders is available at: www.proxyonline.us/docs/versatilebond.pdf

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE, by MAIL or online via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote by phone or online via the Internet, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free at (877) 283-0323 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday, 9:00 A.M. to 10:00 P.M., Eastern Time.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, partnership or other entity, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the Proxy Statement that the proxy card accompanies.
MAIL:	To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	____________________________________ Shareholder sign here Date

The Option below is available 24 hours a day / 7 days a week

INTERNET:	To vote online via the Internet, go to www.proxyonline.us and enter the control number found on the reverse side of this proxy card.	____________________________________ Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Versatile Bond Portfolio, a series of
Permanent Portfolio Family of Funds, Inc.

CONTROL NUMBER

123456789123

If you received more than one ballot because you have multiple investments in the Versatile Bond Portfolio, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposals.  The proxies are authorized, in their discretion, to vote upon such other matters as may come before the Special Meeting, or at any postponements or adjournments thereof.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

	FOR	AGAINST	ABSTAIN
1. To change the Versatile Bond Portfolio’s investment policy to permit the Portfolio to invest at least 80% of its net assets in bonds;	□	□	□
2. To change the Versatile Bond Portfolio’s investment objective to seek to earn high current income; and	□	□	□
3. To eliminate the Versatile Bond Portfolio’s fundamental investment limitation that prohibits the Portfolio from holding more than 5% of its net assets in investments that are not readily marketable.
	□	□	□

THANK YOU FOR VOTING